September 6, 2007 Morgan Keegan 2007 Equity Conference W. Stancil Starnes Chief Executive Officer

Caution Regarding Forward Looking Statements This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: general economic conditions, either nationally or in our market area, that are worse than anticipated; regulatory and legislative actions or decisions that adversely affect our business plans or operations; inflation and changes in the interest rate environment; performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; changes in laws or government regulations affecting medical professional liability insurance; changes to our ratings assigned by rating agencies; the effects of health care changes, including managed care; uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; bad faith litigation which may arise from our involvement in the settlement of claims; post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful; significantly increased competition among insurance providers and related pricing weaknesses in some markets; our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; and any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. This presentation communicates historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events; any items in this presentation that are not historical information are specifically identified as forward-looking statements. These forward-looking statements are identified by words such as, but not limited to, “anticipate,” “believe,” “estimate,” “expect,” “hope,” “hopeful,” “intend,” “may,” “optimistic,” “preliminary,” “project,” “should,” “will” and other analogous expressions. There are numerous important factors that could cause our actual results to differ materially from the expected results described in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as forward-looking statements as are sections of this presentation clearly identified as giving our outlook on future business. Forward-looking statements relating to our business include, among other things: statements concerning liquidity and capital requirements, return on equity, financial ratios, net income, premiums, losses and loss reserves, premium rates and retention of current business, competition and market conditions, the expansion of product lines, the development or acquisition of business in new geographical areas, the availability of acceptable reinsurance, actions by regulators and rating agencies, payment or performance of obligations under indebtedness, payment of dividends, and other matters. These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events: general economic conditions, either nationally or in our market area, that are worse than anticipated; regulatory and legislative actions or decisions that adversely affect our business plans or operations; inflation and changes in the interest rate environment; performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations; changes in laws or government regulations affecting medical professional liability insurance; changes to our ratings assigned by rating agencies; the effects of health care changes, including managed care; uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance, and changes in the availability, cost, quality, or collectibility of reinsurance; bad faith litigation which may arise from our involvement in the settlement of claims; post-trial motions which may produce rulings adverse to us and/or appeals we undertake that may be unsuccessful; significantly increased competition among insurance providers and related pricing weaknesses in some markets; our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations; the expected benefits from acquisitions may not be achieved or may be delayed longer than expected due to, among other reasons, business disruption, loss of customers and/or employees, increased operating costs or inability to achieve cost savings, and assumption of greater than expected liabilities; changes in accounting policies and practices that may be adopted by our regulatory agencies and the Financial Accounting Standards Board; changes in our organization, compensation and benefit plans; and any other factors listed or discussed in the reports we file with the Securities and Exchange Commission, including the Registration Statement filed on February 15, 2006 and updated on June 2, 2006, as well as in our periodic reports filed with the Securities and Exchange Commission, such as our current reports on Form 8-K, and our regular reports on Forms 10-Q and 10-K, particularly in “Item 1A, Risk Factors.” Except as required by law or regulations, we do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Overview

ProAssurance: Executive Transition Stan Starnes becomes CEO on July 1, 2007 29 year association with ProAssurance and predecessors Co-architect of ProAssurance’s defense strategy Noted medical liability defense attorney Additional major litigation clients KKR GE Capital Citigroup UBS The University of Alabama

ProAssurance: The Basics Market Cap: $1.7 Billion Equity: $1.2 Billion Fourth largest writer of medical liability Over 40,000 policyholders Almost 35,000 physicians & dentists Majority in small or solo practice Writing business in 28 jurisdictions Highly rated by Best and Fitch All Data as of June 30, 2007

National Scale…Local Focus Built through careful expansion and opportunistic M&A Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence enhances longterm customer relationships Efficiencies gained from consolidated “back-room” operations Built through careful expansion and opportunistic M&A Corporate strategy applied locally to underwriting & claims Local knowledge crucial to understanding legal environment Local presence enhances longterm customer relationships Efficiencies gained from consolidated “back-room” operations Corporate Headquarters Corporate Headquarters States of Origin or Acquisition States of Origin or Acquisition Expansion States Expansion States •Claims Offices Claims Offices Claims / Underwriting Offices Claims / Underwriting Offices

ProAssurance: Return to Shareholders $17.58 $21.19 $23.20 $13.22 $7.43 $4.12 $55.67 $49.92 $48.64 $39.11 $32.15 $21.00 $3.67 $6.27 $8.56 $11.57 $13.92 $16.02 $17.49 $18.77 $20.92 $24.59 $33.61 $34.91 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 1905 Share Price Book Value $17.58 $21.19 $23.20 $13.22 $7.43 $4.12 $55.67 $49.92 $48.64 $39.11 $32.15 $21.00 $3.67 $6.27 $8.56 $11.57 $13.92 $16.02 $17.49 $18.77 $20.92 $24.59 $33.61 $34.91 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 1905 Share Price Book Value Through Q2 2007 Book Value CAGR: 15.6% Annualized Stock Return: 18.3% Total Stock Return: 1,148% Through Q2 2007 Book Value CAGR: 15.6% Annualized Stock Return: 18.3% Total Stock Return: 1,148% NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 2007 Q2

Balance Sheet Progression 4.4 3.6 3.0 1.2 3.0 1.1 3.9 2.6 2.6 0.8 3.5 4.3 Total Assets Total Investments Total Policy Liabilities Stockholders’ Equity YTD 2007 2006 2005 All $ amounts in billions 11% 34% 15% 12%

Portfolio Overview Conservative portfolio offsets liability risk Equities & Equity Substitutes 3% Fixed Income 89% Short Term & Cash 8% $3.6 Billion Portfolio $3.6 Billion Portfolio AT 6/30/2007 See Supplemental Data on pages 19-23 for further portfolio detail

Q2 2007 Income Statement Highlights in millions, except per share data Gross Premiums Written $ 106 $ 107 - 1% Net Investment Income 45 35 29% Total Revenue 180 174 3% Total Expenses 127 132 - 4% Net Income $ 38 $ 30 27% Net Income/Diluted Share $ 1.06 $0.90 18% Operating Cash Flow $ 8 $ -74 111% CONTINUING OPERATIONS June 30, Y-OVER-Y 2007 2006 CHANGE

Y-T-D 2007 Income Statement Highlights in millions, except per share data Gross Premiums Written $ 291 $ 289 1% Net Investment Income 87 68 28% Total Revenue 359 352 2% Total Expenses 256 272 - 6% Net Income $ 74 $ 58 28% Net Income/Diluted Share $ 2.08 $ 1.74 20% Operating Cash Flow $ 95 $ 42 126% June 30, Y-OVER-Y 2007 2006 CHANGE CONTINUING OPERATIONS

Translating Past Success into Future Excellence

Our Heritage Our predecessor companies challenged the status quo in the mid-seventies The cost of settling claims vs. the benefit of winning lawsuits From lifeboats to ocean liners Merely surviving wasn’t good enough Leaders with vision emerged

Our Core Assumptions Our business demands a long-range view Our shareholders and customers benefit from our balance sheet strength Computers are important, but our people will make the difference We’re building from a position of leadership

Our Internal Expectations We will protect our markets and differentiate our product Performance and service do make a difference even in the age of WalMart We will innovate our business process in ways that benefit the customer Insureds Agents We will not change for the sake of change

Our External Expectations Our market is cyclical We are in the soft-portion of the cycle This cycle will likely be shorter and less severe The soft market creates challenges AND opportunities for careful expansion and intelligent M&A We will maintain balance sheet strength Allows us to keep our insurance promise and maintain operational flexibility

ProAssurance: Return to Shareholders $17.58 $21.19 $23.20 $13.22 $7.43 $4.12 $55.67 $49.92 $48.64 $39.11 $32.15 $21.00 $3.67 $6.27 $8.56 $11.57 $13.92 $16.02 $17.49 $18.77 $20.92 $24.59 $33.61 $34.91 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 1905 Share Price Book Value $17.58 $21.19 $23.20 $13.22 $7.43 $4.12 $55.67 $49.92 $48.64 $39.11 $32.15 $21.00 $3.67 $6.27 $8.56 $11.57 $13.92 $16.02 $17.49 $18.77 $20.92 $24.59 $33.61 $34.91 1991 1993 1995 1997 1999 2001 2002 2003 2004 2005 2006 1905 Share Price Book Value Through Q2 2007 Book Value CAGR: 15.6% Annualized Stock Return: 18.3% Total Stock Return: 1,148% Through Q2 2007 Book Value CAGR: 15.6% Annualized Stock Return: 18.3% Total Stock Return: 1,148% NCRIC adds $0.95 in Q3, 2005 NCRIC adds $0.95 in Q3, 2005 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 MEEMIC sale adds $3.29 in Q1, 2006 PIC Wisconsin adds $1.03 in Q3, 2006 2007 Q2

September 6, Morgan Keegan 2007 Equity Conference W. Stancil Starnes Chief Executive Officer

Supplemental Data: Portfolio Detail

Portfolio Overview: Fixed Income $3.1 Billion is Fixed Income Average fixed maturity duration: 4.2 years Average tax-equivalent yield: 5.4% 99.5% investment grade Weighted average: AA+ Corporate 20% Asset Backed 29% State/Muni 39% Govt/Agcy 8% Trading 2% BOLI 2% AT 6/30/2007

Portfolio Overview: Asset Backed $919.6 million Asset Backed Securities Weighted Average Rating: AAA Alt-A: 2% Agency MBS: 56% CMBS: 25% Credit Card: 4% Auto: 2% Sub-Prime: 3% Other: 1% Whole Loans: 7% AT 6/30/2007 (Bloomberg Data) Alt-A LTV: 78% Whole Loan LTV: 60% See page 21 for Sub-Prime Detail See page 22 for CMBS Detail

Portfolio Overview: Sub-Prime $30 million in available-for-sale portfolio All performing / No downgrades $6 million in a separate high-yield fund 69% pre-2005, no 2006 LTV on MBS portion is 75% Wtd Avg FICO: 635 Home Equity $12 Mln Wtd Avg FICO: 675 LTV 78% Mortgage-Backed $18 Mln Quality Type At 6/30/07 2005 $12 Mln 2006 $ 8 Mln 2004 & Prior $10 Mln Vintage At 6/30/07

Portfolio Overview: CMBS $226 million in non-agency CMBS 7% of fixed income AA $ 3 Mln A $ 1 Mln AAA $222 Mln Quality At 6/30/07 No data 4% 75% 96% Wtd Avg LTV At 6/30/07 10% - 15% 9% 15% - 20% 4% No data 28% 20% 58% Credit Support At 6/30/07 1.0% - 2.0% 1% 0.5% - 1.0% 18% 0% - 0.5% 18% No data 2% None 50% Cumulative Delinquencies At 6/30/07 1.3 5% 1.5 95% Debt Service Coverage At 6/30/07

Portfolio Overview: Equities $99 million in Equities & Equity Substitutes FHLB Stock: 5% Equities 16% Long/Short Equity LP 19% Distressed Debt LP 25% High Yield Asset Backed 31% Private Equity: 2% Misc Other: 2% AT 6/30/2007